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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in the previously filed Registration Statement (Form S-8, No. 333-61876) of our report dated January 22, 2003, with respect to the consolidated financial statements of Primedex Health Systems, Inc. included in the Form 10-K for the year ended October 31, 2002.



Los Angeles, California
February 14, 2003



                                                     Moss Adams LLP